UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Dividend Income Fund

Annual Report

10.31.11

Ticker | **HTD**

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC and Analytic Investors, LLC

Preferred securities — the key area of emphasis for John Hancock Tax-Advantaged Dividend Income Fund — posted solid gains during the 12 months ended October 31, 2011, outpacing U.S. investment-grade bonds and lagging common stocks. Utility common stocks — another area of focus — performed even better. For the 12 months ended October 31, 2011, John Hancock Tax-Advantaged Dividend Income Fund returned 18.16% at net asset value (NAV) and 15.79% at market price. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV at any time. In the same one-year period, the broad stock market, as measured by the S&P 500 Index, returned 8.09%. By comparison, the group of diversified closed-end funds tracked by UBS Securities LLC returned an average of 6.16% at NAV and 3.13% at market price. Meanwhile, the Bank of America Merrill Lynch Preferred Stock DRD-Eligible Index rose 8.86%, the S&P 400 MidCap Utilities Index gained 16.20% and the S&P 500 Banks Index returned –1.95%. The Fund’s investments are mainly in securities that provide preferential tax treatment.

Among the Fund’s best performers were utility common stocks FirstEnergy Corp., NiSource, Inc. and OGE Energy Corp., which were heavily favored by investors seeking shelter from economic and market uncertainty. BGE Capital Trust II was another solid performer, bolstered by similar trends. Elsewhere, the high price of oil helped energy-related holdings Chevron Corp. and Spectra Energy Corp. Among financial preferred securities, Wells Fargo & Company was a standout, generating solid results based in part on its improving financial condition and strong management team. Among the biggest detractors were holdings in the preferred securities of European financial companies Deutsche Bank and ING Groep NV, which came under heavy selling pressure as investors worried about the companies’ exposure to the debt of troubled European nations, among other concerns.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6 Tax-Advantaged Dividend Income Fund | Annual report

Portfolio summary

Top 10 Issuers (31.1% of Total Investments on 10-31-11)[1]

Bank of America Corp.	4.5%	Progress Energy, Inc.	3.0%

Wells Fargo & Company	3.3%	Spectra Energy Corp.	2.9%

ONEOK, Inc.	3.3%	Integrys Energy Group, Inc.	2.9%

OGE Energy Corp.	3.1%	DTE Energy Company	2.5%

Deutsche Bank Capital Funding	3.1%	NSTAR	2.5%

Sector Composition[1,3]

Utilities	61%	Telecommunication Services	5%

Financials	23%	Industrials	1%

Energy	10%

1 As a percentage of the Fund’s total investments on 10-31-11.
2 Cash and cash equivalents not included.
3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Dividend Income Fund 7

Fund’s investments

As of 10-31-11

	Shares	Value
Common Stocks 89.02% (59.89% of Total Investments)		$613,846,744

(Cost $531,931,559)

Energy 11.25%		77,602,515

Oil, Gas & Consumable Fuels 11.25%

BP PLC, ADR (Z)	187,500	8,283,750

Chevron Corp. (Z)	92,000	9,664,600

ConocoPhillips	142,500	9,925,125

Royal Dutch Shell PLC, ADR	69,000	4,892,790

Spectra Energy Corp. (L)(Z)	1,050,000	30,061,500

Total SA, ADR (L)(Z)	282,500	14,774,750

Industrials 1.11%		7,686,600

Industrial Conglomerates 1.11%

General Electric Company (L)(Z)	460,000	7,686,600

Materials 0.48%		3,301,320

Metals & Mining 0.48%

Freeport-McMoRan Copper & Gold, Inc.	82,000	3,301,320

Telecommunication Services 4.85%		33,428,590

Diversified Telecommunication Services 3.02%

Alaska Communications Systems Group, Inc. (Z)	55,000	388,850

AT&T, Inc. (Z)	400,000	11,724,000

Verizon Communications, Inc. (L)(Z)	235,000	8,690,300

Wireless Telecommunication Services 1.83%

Vodafone Group PLC, ADR (L)(Z)	453,500	12,625,440

Utilities 71.33%		491,827,719

Electric Utilities 21.02%

American Electric Power Company, Inc. (L)(Z)	595,000	23,371,600

Duke Energy Corp. (L)(Z)	765,000	15,621,300

Entergy Corp. (L)(Z)	192,500	13,315,225

FirstEnergy Corp. (C)(Z)	530,000	23,828,800

PNM Resources, Inc. (Z)	58,000	1,042,840

Progress Energy, Inc. (L)(Z)	600,000	31,260,000

Southern Company (Z)	441,867	19,088,654

UIL Holdings Corp.	510,000	17,380,800

Gas Utilities 9.36%

Atmos Energy Corp. (L)(Z)	725,000	24,882,000

Northwest Natural Gas Company (Z)	132,500	6,190,400

ONEOK, Inc. (Z)	440,000	33,462,000

8 Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

	Shares	Value
Multi-Utilities 40.95%

Ameren Corp. (L)(Z)	555,000	$17,693,400

Black Hills Corp. (L)(Z)	602,500	20,310,275

CH Energy Group, Inc. (Z)	458,000	25,286,180

Dominion Resources, Inc. (L)(Z)	420,000	21,667,800

DTE Energy Company (L)(Z)	500,000	26,055,000

Integrys Energy Group, Inc. (L)(Z)	555,000	29,365,050

National Grid PLC, ADR	200,000	10,014,000

NiSource, Inc. (Z)	790,500	17,462,145

NSTAR (C)(Z)	575,000	25,926,750

OGE Energy Corp.	620,000	32,078,800

Public Service Enterprise Group, Inc. (Z)	360,000	12,132,000

Vectren Corp. (L)(Z)	790,000	22,420,200

Xcel Energy, Inc. (L)(Z)	850,000	21,972,500

Preferred Securities 59.20% (39.83% of Total Investments)		$408,211,247

(Cost $424,160,802)

Consumer Discretionary 0.45%		3,076,230

Media 0.45%

Comcast Corp., 7.000% (Z)	123,000	3,076,230

Energy 3.75%		25,893,835

Oil, Gas & Consumable Fuels 3.75%

Nexen, Inc., 7.350% (C)(Z)	901,300	22,938,085

Apache Corp., Series D, 6.000%	52,500	2,955,750

Financials 33.63%		231,905,661

Capital Markets 0.26%

Lehman Brothers Holdings, Inc., Depositary
Shares, Series C, 5.940% (I)	274,760	2,748

Lehman Brothers Holdings, Inc., Depositary
Shares, Series D, 5.670% (I)	65,000	715

Lehman Brothers Holdings, Inc., Depositary
Shares, Series F, 6.500% (I)	219,300	22

The Goldman Sachs Group, Inc., Series B, 6.200%	71,000	1,767,190

Commercial Banks 11.55%

Barclays Bank PLC, Series 5, 8.125% (Z)	460,078	11,345,523

HSBC Holdings PLC, 8.000% (C)(Z)	325,000	8,693,750

HSBC Holdings PLC, 8.125% (Z)	50,000	1,311,000

Royal Bank of Scotland Group PLC, Series L,
5.750% (L)(Z)	858,500	13,487,035

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500%	242,000	6,485,600

Santander Finance Preferred SA, Series 1, 6.410%	15,500	330,460

Santander Holdings USA, Inc., Series C, 7.300%	102,300	2,559,546

USB Capital VIII, Series 1, 6.350%	55,000	1,380,500

Wells Fargo & Company, 8.000% (Z)	1,207,000	34,085,680

Consumer Finance 0.92%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	150,000	3,247,500

SLM Corp., Series A, 6.970% (Z)	74,000	3,125,760

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund 9

	Shares	Value
Diversified Financial Services 17.23%

Bank of America Corp., 6.700% (Z)	500,000	$10,800,000

Bank of America Corp., 6.375% (Z)	139,000	2,913,440

Bank of America Corp., 6.625% (Z)	355,000	7,820,650

Bank of America Corp., 8.200% (L)(Z)	135,000	3,248,100

Bank of America Corp., Depositary Shares,
Series D, 6.204% (Z)	240,000	5,157,600

Bank of America Corp., Series MER, 8.625% (C)(Z)	652,800	16,130,689

Citigroup Capital VIII, 6.950% (Z)	540,000	12,889,800

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	27,100	729,803

Citigroup, Inc., 8.125%	270,400	7,003,360

Deutsche Bank Capital Funding Trust VIII,
6.375% (L)(Z)	282,000	5,874,060

Deutsche Bank Contingent Capital Trust II,
6.550% (L)(Z)	310,000	6,758,000

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	797,893	19,165,390

ING Groep NV, 7.050% (Z)	140,000	2,812,600

ING Groep NV, 6.200% (Z)	109,100	1,952,890

JPMorgan Chase & Company, 8.625% (Z)	140,000	3,824,800

RBS Capital Funding Trust VII, 6.080%	983,000	11,697,700

Insurance 3.65%

MetLife, Inc., Series B, 6.500% (Z)	995,500	25,186,150

Thrifts & Mortgage Finance 0.02%

Federal National Mortgage Association, Series S, 7.750% (I)	60,000	117,600

Telecommunication Services 2.83%		19,497,955

Diversified Telecommunication Services 1.81%

Qwest Corp., 7.375%	366,000	9,424,500

Qwest Corp., 7.500%	120,000	3,052,800

Wireless Telecommunication Services 1.02%

Telephone & Data Systems, Inc., 6.875%	243,000	6,196,500

United States Cellular Corp., 6.950%	32,181	824,155

Utilities 18.54%		127,837,566

Electric Utilities 13.94%

Alabama Power Company, Class A, 5.300%	186,780	4,757,287

Carolina Power & Light Company, 5.440% (Z)	111,493	10,856,631

Duquesne Light Company, 6.500% (Z)	427,000	21,736,990

Entergy Arkansas, Inc., 4.560% (Z)	9,388	859,296

Entergy Arkansas, Inc., 6.450% (Z)	110,000	2,763,750

Entergy Mississippi, Inc., 4.920% (Z)	8,190	790,079

Entergy Mississippi, Inc., 6.250% (Z)	197,500	4,881,963

FPC Capital I, Series A, 7.100% (Z)	40,000	1,030,400

Mississippi Power Company, 5.250%	262,500	6,654,375

PPL Corp., 9.500%	285,000	16,202,250

PPL Electric Utilities Corp., Depositary Shares, 6.250% (Z)	600,000	15,150,000

Southern California Edison Company, 6.125% (Z)	50,000	4,982,815

Southern California Edison Company, Series C, 6.000% (Z)	55,000	5,427,813

10 Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

	Shares	Value
Independent Power Producers & Energy Traders 2.36%

Constellation Energy Group, Inc., Series A,
8.625% (Z)	600,000	$16,284,000

Multi-Utilities 2.24%

BGE Capital Trust II, 6.200% (Z)	160,500	4,137,690

Consolidated Edison Company of New York,
Inc., Series A, 5.000%	25,180	2,543,180

Consolidated Edison Company of New York,
Inc., Series C, 4.650%	16,400	1,607,200

Consolidated Edison Company of New York,
Inc., Series D, 4.650%	5,000	508,747

Interstate Power & Light Company, Series B,
8.375% (Z)	230,000	6,663,100

Short-Term Investments 0.43% (0.29% of Total Investments)		$2,965,000

(Cost $2,965,000)

Repurchase Agreement 0.43%		2,965,000

Repurchase Agreement with State Street Corp. dated 10-31-11 at 0.010%
to be repurchased at $477,000 on 11-1-11, collateralized by $477,000
Federal Home Loan Mortgage Corp., 0.500% due 8-23-13 (valued at
$490,613, including interest) and $2,488,000 Federal National Mortgage
Association, 0.010% due 9-8-14 (valued at $2,541,819 including interest)	2,965,000	2,965,000

Total investments (Cost $959,057,361)† 148.65%	$1,025,022,991

Other assets and liabilities, net (48.65%)		($335,465,370)

Total net assets 100.00%		$689,557,621

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(C) All or a portion of this security is segregated as collateral for options. Total collateral value at 10-31-11 was $76,266,689.

(I) Non-income producing security.

(L) A portion of this security is on loan as of 10-31-11, and part is segregated collateral pursuant to the Committed Facility Agreement. Total value of securities on loan at 10-31-11 was $290,862,026.

(Z) A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 10-31-11 was $645,981,421.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $969,192,029. Net unrealized appreciation aggregated $55,830,962, of which $126,816,373 related to appreciated investment securities and $70,985,411 related to depreciated investment securities.

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund 11

FI N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $959,057,361)	$1,025,022,991
Cash	1,093,274
Cash segregated at custodian for swap contracts	410,000
Receivable for investments sold	7,926,055
Dividends and interest receivable	2,430,908
Other receivables and prepaid expenses	96,693

Total assets	1,036,979,921

Liabilities

Payable for investments purchased	102,326
Committed facility agreement payable (Note 8)	344,000,000
Written options, at value (Premiums received $1,828,449) (Note 3)	1,966,100
Swap contracts, at value (Note 3)	1,155,065
Interest payable (Note 7)	36,138
Payable to affiliates
Accounting and legal services fees	3,205
Trustees’ fees	40,141
Other liabilities and accrued expenses	119,325
Total liabilities	347,422,300

Net assets

Paid-in capital	$705,004,523
Undistributed net investment income	2,709,412
Accumulated net realized gain (loss) on investments, options written and
swap agreements	(82,829,228)
Net unrealized appreciation (depreciation) on investments, options written
and swap agreements	64,672,914

Net assets	$689,557,621

Net asset value per share

Based on 37,734,746 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$18.27

12 Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

FI N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$55,538,822
Interest	155,897
Less foreign taxes withheld	(144,783)

Total investment income	55,549,936

Expenses

Investment management fees (Note 5)	7,372,244
Accounting and legal services fees (Note 5)	84,039
Transfer agent fees (Note 5)	31,322
Trustees’ fees (Note 5)	86,889
Printing and postage	107,863
Professional fees	227,980
Custodian fees	87,123
Registration and filing fees	12,864
Interest expense (Note 8)	3,468,738
Stock exchange listing fees	29,033
Other	26,740

Total expenses	11,534,835
Less expense reductions (Note 5 and 10)	(1,382,153)

Net expenses	10,152,682

Net investment income	45,397,254

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	20,314,429
Written options (Note 3)	(4,280,276)
Swap contracts (Note 3)	(1,650,848)
14,383,305
Change in net unrealized appreciation (depreciation) of
Investments	45,691,020
Written options (Note 3)	(164,255)
Swap contracts (Note 3)	511,568
46,038,333
Net realized and unrealized gain	60,421,638

Increase in net assets from operations	$105,818,892

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund 13

FI N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10
Increase in net assets

From operations
Net investment income	$45,397,254	$42,011,200
Net realized gain	14,383,305	4,023,786
Change in net unrealized appreciation (depreciation)	46,038,333	137,259,224

Increase in net assets resulting from operations	105,818,892	183,294,210

Distributions to shareholders
From net investment income	(42,434,737)	(41,727,641)

From Fund share transactions (Note 6)	(4,227,969)	(4,178,919)

Total increase	59,156,186	137,387,650

Net assets
Beginning of year	630,401,435	493,013,785

End of year	$689,557,621	$630,401,435
Accumulated undistributed/(distributions in excess of) net
investment income	$2,709,412	($22,973)

14 Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

FI N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-11
Cash flows from operating activities

Net increase in net assets from operations	$105,818,892
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(189,479,947)
Long-term investments sold	155,799,641
Decrease in short term investments	8,545,000
Decrease in dividends and interest receivable	510,194
Decrease in payable for investments purchased	(13,001,234)
Decrease in receivable for investments sold	14,159,701
Increase in cash segregated at custodian for swap contracts	(410,000)
Increase in other receivables and prepaid expenses	(31,085)
Decrease in unrealized depreciation of swap contracts	(511,568)
Decrease in payable for written options	(377,625)
Increase in payable to affiliates	9,432
Decrease in interest payable	(4,645)
Decrease in other liabilities and accrued expenses	(767,238)
Net change in unrealized (appreciation) depreciation on investments	(45,691,020)
Net realized gain on investments	(20,314,429)

Net cash provided by operating activities	$14,254,069

Cash flows from financing activities
Borrowings from committed facility agreement payable	33,500,000
Repurchase of common shares	(4,227,969)
Distributions to common shareholders	(42,434,737)

Net cash used in financing activities	($13,162,706)

Net increase in cash	$1,091,363

Cash at beginning of period	$1,911

Cash at end of period	$1,093,274

Supplemental disclosure of cash flow information

Cash paid for interest	$3,473,383

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund 15

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Year ended	10-31-11	10-31-10	10-31-09[1]	12-31-08	12-31-07	12-31-06

Per share operating performance

Net asset value, beginning of year	$16.58	$12.87	$12.48	$19.99	$22.90	$19.93
Net investment income[2]	1.20	1.10	0.88	1.13	1.26	1.43[3]
Net realized and unrealized gain (loss)
on investments	1.60	3.69	0.56	(7.07)	(1.98)	3.62
Distributions to Auction Preferred
Shares (APS)*	—	—	—	(0.15)	(0.41)	(0.39)
Total from investment operations	2.80	4.79	1.44	(6.09)	(1.13)	4.66
Less distributions to
common shareholders
From net investment income	(1.12)	(1.09)	(0.83)	(0.99)	(1.19)	(1.16)
From net realized gain	—	—	—	(0.15)	(0.59)	(0.53)
From tax return of capital	—	—	(0.23)	(0.44)	—	—
Total distributions	(1.12)	(1.09)	(1.06)	(1.58)	(1.78)	(1.69)
Anti-dilutive impact of
repurchase plan	0.01[4]	0.01[4]	0.01[4]	0.16[4]	—	—
Net asset value, end of year	$18.27	$16.58	$12.87	$12.48	$19.99	$22.90
Per share market value, end of year	$16.64	$15.41	$11.35	$10.30	$17.90	$20.32
Total return at net asset value
(%)[5,6]	18.16	39.49	15.34[7]	(29.97)	(4.19)	(25.67)[8]
Total return at market value (%)[5]	15.79	47.01	23.24[7]	(35.46)	(3.32)	(32.21)

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$690	$630	$493	$480	$841	$964
Ratios (as a percentage of average
net assets):
Expenses before reductions
(excluding interest expense)	1.24[9]	1.39	1.39[10]	1.42	1.27[11]	1.28[11]
Interest expense (Note 8)	0.53	0.64	0.87[10]	0.87	—[11]	—[11]
Expenses before reductions
(including interest expense)	1.77[9]	2.03	2.26[10]	2.29	1.27[11]	1.28[11]
Expenses net of fee waivers
and credits (excluding
interest expense)	1.03[9]	1.22	1.14[10]	1.12	0.99	1.00
Expenses net of fee waivers
and credits (including
interest expense)	1.56[9]	1.86	2.01[10]	1.99	0.99[12]	1.00[12]
Net investment income	6.98	7.37	9.44[10]	7.02	5.65[13]	6.76[3,13]
Portfolio turnover (%)	16	20	21	29	26	41

16 Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

COMMON SHARES Year ended	10-31-11	10-31-10	10-31-09[1]	12-31-08	12-31-07	12-31-06

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	—	$380	$380
Involuntary liquidation preference per
unit (in thousands)	—	—	—	—	25	25
Average market value per unit
(in thousands)	—	—	—	—	25	25
Asset coverage per unit[14]	—	—	—	—	$81,737	$88,352
Total debt outstanding end of year (in
millions) (Note 8)	$344	$311	$253	$267	—	—
Asset coverage per $1,000 of APS[15]	—	—	—	—	$3,212	$3,536
Asset coverage per $1,000 of debt[16]	$3,005	$3,030	$2,946	$2,797	—	—

* Auction Preferred Shares (APS).
1 For the ten-month period ended 10-31-09. The Fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund, which amounted to $0.13 per share and 0.63% of average net assets.
4 The repurchase plan was completed at an average repurchase price of $15.28, $13.80, $10.29 and $14.92, respectively, for 276,671 shares, 302,900 shares, 173,600 shares and 3,589,570 shares, respectively. The repurchases for the periods ended 10-31-11, 10-31-10, 10-31-09 and 12-31-08 were $4,227,969, $4,178,919,
$1,786,938 and $53,556,991, respectively, and had a $0.01, $0.01, $0.01 and $0.16 NAV impact, respectively.
5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
6 Total returns would have been lower had certain expenses not been reduced during the periods shown.
7 Not annualized.
8 Unaudited.
9 Includes non-recurring litigation fees which represent 0.02% and 0.14% of average net assets for the years ended
10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents
0.11% of average net assets.
10 Annualized.
11 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.90% and 0.90% for the periods ended 12-31-07 and
12-31-06, respectively.
12 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.70% and 0.70% for the periods ended 12-31-07 and 12-31-06, respectively.
13 Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.03%
and 4.74% for the periods ended 12-31-07 and 12-31-06, respectively.
14 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
15 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end
(Note 8).
16 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund 17

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18 Tax-Advantaged Dividend Income Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Energy	$77,602,515	$77,602,515	—	—
Industrials	7,686,600	7,686,600	—	—
Materials	3,301,320	3,301,320	—	—
Telecommunication
Services	33,428,590	33,428,590	—	—
Utilities	491,827,719	491,827,719	—	—
Preferred Securities
Consumer Discretionary	3,076,230	3,076,230	—	—
Energy	25,893,835	25,893,835	—	—
Financials	231,905,661	231,902,913	$2,748	—
Telecommunication
Services	19,497,955	19,497,955	—	—
Utilities	127,837,566	75,029,482	52,808,084	—
Short-Term Investments	2,965,000	—	2,965,000	—

Total Investments in
Securities	$1,025,022,991	$969,247,159	$55,775,832	—
Other Financial
Instruments
Written Options	($1,966,100)	($1,966,100)	—	—
Interest Rate Swaps	($1,155,065)	—	($1,155,065)	—

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers into or out of Level 1, Level 2 or Level 3 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Annual report | Tax-Advantaged Dividend Income Fund 19

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $73,064,194 available to offset future net realized capital gains as of October 31, 2011. The loss carryforward expires as follows: October 31, 2017 — $73,064,194.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows:

	OCTOBER 31, 2011	OCTOBER 31, 2010

Ordinary Income	$42,434,737	$41,727,641

As of October 31, 2011, the components of distributable earnings on a tax basis included $2,736,583 of undistributed ordinary income.

20 Tax-Advantaged Dividend Income Fund | Annual report

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, wash sales loss deferrals and litigation proceeds.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of October 31, 2011, $410,000 was posted by the Fund for the benefit of counterparties.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss

Annual report | Tax-Advantaged Dividend Income Fund 21

of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended October 31, 2011, the Fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The following tables summarize the Fund’s written options activities during the year ended October 31, 2011 and the contracts held at October 31, 2011.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED (PAID)

Outstanding, beginning of year	2,519	$2,370,329
Options written	26,279	33,674,110
Options exercised	—	—
Options expired	(6,130)	(3,284,875)
Options closed	(20,623)	(30,931,115)
Outstanding, end of year	2,045	$1,828,449

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
S&P 100 Index	$570	Nov 2011	1,955	$1,648,519	($1,720,400)
S&P 400 MidCap Index	880	Nov 2011	90	179,930	(245,700)
Total			2,045	$1,828,449	($1,966,100)

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Upfront payments made/received by the Fund are amortized/ accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/ depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

22 Tax-Advantaged Dividend Income Fund | Annual report

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2011, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2011.

	USD	PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	MATURITY
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley	$86,000,000	1.4625%	3-month	Aug 2016	($1,155,065)
Capital Services			LIBOR (a)

(a) At 10-31-11, the 3-month LIBOR rate was 0.42944%.

Interest rate swap positions at October 31, 2011 were entered into on August 5, 2011. No other interest rate swap activity occurred during the year ended October 31, 2011.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Payable for written options,	Written options	—	($1,966,100)
	at value
Interest rate contracts	Unrealized depreciation of	Interest rate	—	(1,155,065)
	swap contracts	swaps
Total			—	($3,121,165)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Net realized gain (loss)	($4,280,276)	—	($4,280,276)
Interest rate	Net realized gain (loss)	—	($1,650,848)	($1,650,848)
contracts
Total		($4,280,276)	($1,650,848)	($5,931,124)

Annual report | Tax-Advantaged Dividend Income Fund	23

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Change in unrealized	($164,255)	—	($164,255)
	appreciation
	(depreciation)
Interest rate	Change in unrealized	—	$511,568	$511,568
contracts	appreciation
	(depreciation)
Total		($164,255)	$511,568	$347,313

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.75% of the Fund’s average daily net assets and the value attributed to the Committed Facility Agreement (see Note 8) (collectively, managed assets). The Adviser has subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser, and Analytic Investors LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.65% of the Fund’s average daily managed assets from February 27, 2010 until February 26, 2011 and 0.70% of average daily managed assets from February 27, 2011 until February 26, 2012. Accordingly, the expense reductions related to the reduction in the management fee amounted to $647,504 for the year ended October 31, 2011.

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended October 31, 2011 were equivalent to a net annual effective rate of 0.68% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are

24 Tax-Advantaged Dividend Income Fund | Annual report

invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the share repurchase plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect between January 1, 2012 and December 31, 2012.

During the years ended October 31, 2011 and 2010, the Fund repurchased 276,671 and 302,900, respectively (0.73% and 0.79% of shares outstanding, respectively) of its common shares under the share repurchase program. The corresponding dollar amounts of the shares repurchased amounted to $4,227,969 and $4,178,919 during the years ended October 31, 2011 and 2010, respectively. The weighted average discount per share on these repurchases amounted to 9.3% and 9.7% for the years ended October 31, 2011 and 2010, respectively.

Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the credit facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the shareholders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remain fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $344 million and to invest the borrowings in accordance with its investment practices. Prior to April 29, 2011, the Fund could borrow up to $351 million under the CFA.

Annual report | Tax-Advantaged Dividend Income Fund 25

Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one-month LIBOR plus 0.70% and is payable monthly. Prior to April 29, 2011, the interest rate was one-month LIBOR plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the year ended October 31, 2011 totaled $87,286 and is included in the interest expense in the Statement of operations. As of October 31, 2011, the Fund had borrowings of $344,000,000 at an interest rate of 0.95%, which are reflected on the Statement of assets and liabilities. During the year ended October 31, 2011, the average borrowings under the CFA and the effective average interest rate were $333,084,384 and 1.00%, respectively.

The Fund may terminate the agreement with 30 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or a facility termination event, BNP is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the year ended October 31, 2011, the Fund recorded $153,581 in income from Lent Securities.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $189,479,947 and $155,799,641, respectively, for the year ended October 31, 2011.

Note 10 — Other matters

On August 30, 2010, a derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, on behalf of a purported shareholder of John Hancock Tax-Advantaged Dividend Income Fund, which was like one filed for another John Hancock Fund.

A Joint Motion To Dismiss With Prejudice was filed on February 28, 2011 in the Business Litigation Session of the Superior Court of The Commonwealth of Massachusetts, Suffolk County. On March 1, 2011, the Court granted the Motion to Dismiss with Prejudice.

For the year ended October 31, 2011, the results of operations include non-recurring legal fees and expenses of approximately $133,000 related to this matter, which are included in Professional fees on the Statement of operations. During the period, the Fund recorded reimbursement from its insurance provider of $734,649, which is included in expense reductions on the Statement of operations. This insurance recovery relates to current year expenses as well as approximately $795,000 of non-recurring legal fees and expenses incurred during the year ended October 31, 2010. In addition, for the year ended October 31, 2011, the Fund incurred additional Trustees’ fees of approximately $79,000 related to the matter.

26 Tax-Advantaged Dividend Income Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Tax-Advantaged Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2011

Annual report | Tax-Advantaged Dividend Income Fund 27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends-received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

28 Tax-Advantaged Dividend Income Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

On December 17, 2007, the Fund’s Trustees approved a change to the Fund’s investment policy regarding investments in foreign securities. The revised policy provides that the Fund may invest up to 40% of its net assets in securities of corporate and government issuers located outside the United States that are traded or denominated in U.S. dollars.

On March 31, 2008, the shareholders approved the following changes to the Fund’s fundamental investment policy: To eliminate the Fund’s “concentration” policy (i.e., investing at least 25% of its net assets) with respect to securities issued by financial services corporations; and to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the prior policy).

On December 9, 2008, the Fund’s Trustees approved the following investment policy: The fund may write (sell) covered call index options on up to 30% of the value of the fund’s total assets.

On March 9, 2011, the Board of Trustees amended the Fund’s investment policy regarding the use of reverse repurchase agreement transactions. The new policy provides the following:

Reverse repurchase agreements. The Fund may engage in reverse repurchase agreement transactions to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and related guidance of the Securities and Exchange Commission and its staff. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage. The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements.

Annual report | Tax-Advantaged Dividend Income Fund 29

Reverse Repurchase Agreement Risks. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Dividends and distributions

During the year ended October 31, 2011, dividends from net investment income totaling $1.1220 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

November 30, 2010	$0.0910
December 31, 2010	0.0910
January 31, 2011	0.0910
February 28, 2011	0.0910
March 31, 2011	0.0910
April 29, 2011	0.0910
May 31, 2011	0.0910
June 30, 2011	0.0910
July 29, 2011	0.0985
August 31, 2011	0.0985
September 30, 2011	0.0985
October 31, 2011	0.0985
Total	$1.1220

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

30 Tax-Advantaged Dividend Income Fund | Annual report

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

Annual report | Tax-Advantaged Dividend Income Fund 31

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

32 Tax-Advantaged Dividend Income Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Tax-Advantaged Dividend Income Fund (the Fund) met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreements (together, the Subadvisory Agreements) between the Adviser and each of Manulife Asset Management (US) LLC (Manulife US) and Analytic Investors, LLC (Analytic) (together, the Subadvisers) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreements are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadvisers. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadvisers to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Peer Group, as determined by Morningstar, and with the Fund’s benchmark index. The Peer Group represents funds that invest similarly to the way the Fund invests and funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadvisers or their affiliates that result from being the Adviser or Subadvisers to the Fund; (b) a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of

Annual report | Tax-Advantaged Dividend Income Fund 33

economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and Subadvisory Agreements between the Adviser and each of the Subadvisers with respect to the Fund, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadvisers and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadvisers, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadvisers responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered each Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadvisers’ compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadvisers to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged

34 Tax-Advantaged Dividend Income Fund | Annual report

to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadvisers’ services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the generally higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value) over certain time periods ended December 31, 2010 and that of its Peer Group and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Tax-Advantage Dividend Income Fund	21.76%	4.41%	6.54%	—
Large Value Peer Group Median	15.48%	–4.13%	1.80%	—
BofAML Preferred Stock DRD TR Index	11.41%	–16.00%	–10.70%	—

The Board noted that the Fund’s performance compared favorably to the median performance of its Peer Group and its benchmark index’s performance for all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadvisers for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadvisers to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account and adjusting for interest expense relating to leverage (Net Expense (Excluding Leverage Expense)). The Gross Expense Ratio is based on common assets and

Annual report | Tax-Advantaged Dividend Income Fund 35

includes interest expense, and the Net Expense Ratio is based on common assets but excludes interest expense. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio (Excluding Leverage Expense) of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was two basis points above the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND	PEER GROUP MEDIAN

Advisory Fee Ratio	1.13%	1.11%
Gross Expense Ratio	2.03%	1.60%
Net Expense Ratio (Excluding	1.22%	1.16%
Leverage Expense)

The Board was aware that the Peer Group includes both unleveraged funds, funds with varying amounts of leverage and funds that use borrowing and preferred stocks as leverage; that the Peer Group comparison shows advisory fees and expense ratios as percentages of assets attributable to common shares rather than total managed assets; and that the Fund’s fees and expenses are higher than funds in the Peer Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which adjusted expenses of the Fund and the Peer Group for the cost of leverage or interest expense and the Fund compared favorably to peers in this analysis. The Board viewed favorably the Adviser’s limitation on the Fund’s management fee to the following: 0.60% of the Fund’s average daily managed assets from February 27, 2009 until February 26, 2010, 0.65% of such assets from February 27, 2010 until February 26, 2011 and 0.70% of average daily managed assets from February 27, 2011 until February 26, 2012.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board did not consider profitability information with respect to Analytic which is not affiliated with the Adviser. The Board considered that the subadvisory fee under the Analytic Subadvisory Agreement had been negotiated by the Adviser and Analytic on an arm’s-length basis. For this reason, Analytic’s separate profitability from its relationship with the Fund was not a factor in determining whether to renew the Analytic Subadvisory Agreement. In evaluating overall fees for investment management, the Board recognized the inherently higher cost structure of subadvised funds.

36 Tax-Advantaged Dividend Income Fund | Annual report

The Board considered the profitability information with respect to Manulife US which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in Manulife US’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadvisers

The Board understands that the Adviser, the Subadvisers or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadvisers may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreements between the Adviser and each of the Subadvisers with respect to the Fund were also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Portfolio manager changes

Effective August 1, 2011, the portfolio management team at Analytic Investors, LLC has changed as follows: Ram Willner no longer serves on the portfolio management team responsible for managing the options overlay strategy for the Fund. Harindra de Silva, Gregory McMurran, and Dennis Bein continue to remain on the team responsible for the management of the options overlay strategy.

Annual report | Tax-Advantaged Dividend Income Fund 37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2004	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2004	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2004	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2004	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

38 Tax-Advantaged Dividend Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	2004	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2004	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Tax-Advantaged Dividend Income Fund 39

Non-Independent Trustees[4] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

40 Tax-Advantaged Dividend Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2014; Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring in 2013; and Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of the Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Tax-Advantaged Dividend Income Fund 41

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham	Andrew G. Arnott	John Hancock Asset Management
Deborah C. Jackson	Senior Vice President	a division of Manulife Asset
Charles L. Ladner*	and Chief Operating Officer	Management (US) LLC
Vice Chairman	Thomas M. Kinzler
Stanley Martin*	Secretary and Chief Legal Officer	Analytic Investors, LLC
Hugh McHaffie†	Francis V. Knox, Jr.
Dr. John A. Moore*	Chief Compliance Officer	Custodian
Patti McGill Peterson*	Charles A. Rizzo	State Street Bank and
Gregory A. Russo	Chief Financial Officer	Trust Company
John G. Vrysen†	Salvatore Schiavone
	Treasurer	Transfer agent
*Member of the		Mellon Investor Services
Audit Committee
†Non-Independent Trustee		Legal counsel
K&L Gates LLP

Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HTD

For shareholder assistance refer to page 32

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

42 Tax-Advantaged Dividend Income Fund | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P130A 10/11
12/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $34,190 for the fiscal year ended October 31, 2011 and $33,162 for the fiscal period ended October 31, 2010. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The audit-related fees amounted to $6,374 for the fiscal year ended October 31, 2011 and $0 for the fiscal period ended October 31, 2010 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services comprising the audit-related services was the review of litigation related expenses.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,165 for the fiscal year ended October 31, 2011 and $3,014 for the fiscal period ended October 31, 2010. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $73 for the fiscal year ended October 31, 2011 and $20 for the fiscal period ended October 31, 2010 billed to the registrant for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,675,016 for the fiscal year ended October 31, 2011 and $3,066,823 for the fiscal period ended October 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. As of October 31, 2011, the members of the audit committee were as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

Effective January 1, 2012, the members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Patti McGill Peterson
James F. Carlin

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Information about the JHAM portfolio managers
Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

Gregory K. Phelps
Senior Vice President, John Hancock Asset Management since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, John Hancock Asset Management since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Lisa A. Welch
Vice President, John Hancock Asset Management since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Gregory K. Phelps	Other Registered Investment Companies:
4 accounts with assets of approximately $3.3 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies:
4 accounts with assets of approximately $3.3 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.0 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirmthat such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Information about the Analytic portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Senior consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies: 8 (eight) accounts
with total net assets of approximately $2,020 million
Other Pooled Investment Vehicles: 19 (nineteen) accounts with total net assets of approximately $935 million
Other Accounts: 24 (twenty-four) accounts with total net assets of approximately $2,846 million

Gregory M. McMurran	Other Registered Investment Companies: 2 (two) accounts with total net assets of approximately $221 million
Other Pooled Investment Vehicles: 3 (three) accounts with total net assets of approximately $82 million
Other Accounts: 3 (three) accounts with total net assets of
approximately $182 million

Dennis Bein, CFA	Other Registered Investment Companies: 7 (seven) accounts
with total net assets of approximately $1,867 million
Other Pooled Investment Vehicles: 17 (seventeen) accounts with total net assets of approximately $865 million
Other Accounts: 23 (twenty-three) accounts with total net assets of approximately $2,677 million

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva and Bein, who each receive a fee based on performance for 6 accounts with total assets of $322 million in the “Other Pooled Investments” category and for 4 accounts with total assets of $362 million in the “Other Accounts” category in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers

Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment.

Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

(b) As disclosed in the annual report, effective August 2011, the portfolio management team at Analytic Investors, LLC has changed as follows: Ram Willner no longer serves on the portfolio management team responsible for managing the options overlay strategy for the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

				Maximum
			Total Number of	Number
			Shares	of Shares that
			Purchased	May
	Total		as Part of	Yet Be
	Number of	Average	Publicly	Purchased
	Shares	Price	Announced	Under the
Period	Purchased	per Share	Plans*	Plans

Nov-10	-	-	-	3,564,442
Dec-10	44,000	14.866	44,000	3,796,742*
Jan-11	142,367	15.005	186,367	3,654,375
Feb-11	39,204	15.333	225,571	3,615,171
Mar-11	-	-	225,571	3,615,171
Apr-11	-	-	225,571	3,615,171
May-11	20,000	16.530	245,571	3,595,171
Jun-11	-	-	245,571	3,595,171
Jul-11	31,100	16.267	276,671	3,564,071
Aug-11	-	-	276,671	3,564,071
Sep-11	-	-	276,671	3,564,071
Oct-11	-	-	276,671	3,564,071
Total	276,671	15.282

*In December 2007, the Board of Trustees approved a share repurchase plan, which was renewed in December of subsequent years. Under the share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares. The plan renewed by the Board in December 2011 will remain in effect between January 1, 2012 and December 31, 2012.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2011